Exhibit 24

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

George David

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Stephen F. Page

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Jean-Pierre Garnier

 UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Charles R. Lee

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Frank P. Popoff

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

H. Patrick Swygert

 UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Andre Villeneuve

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

H.A. Wagner

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, Stephen F. Page, Thomas I. Rogan and David G. Nord, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable in connection with the registration of up to 500,000 shares of the Corporation’s Common Stock and plan participation interests to be offered under the Sundstrand de Puerto Rico Savings Plan, including the power to sign and file a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as part of or in connection with said registration statement or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of October, 2002.

Sanford I. Weill